                                                                  EXHIBIT 10.5.6

                      AMENDMENT TO AFFINITY CARD AGREEMENT

     THIS AMENDMENT TO AFFINITY CARD AGREEMENT (this "Amendment") is dated as of January 1, 2000, among COLUMBUS BANK AND TRUST COMPANY ("CB&T"), COMPUCREDIT CORPORATION ("COMPUCREDIT") and COMPUCREDIT ACQUISITION CORPORATION ("CAC");

                              W I T N E S S E T H :

     WHEREAS, CB&T, CompuCredit and CAC are parties to that certain Affinity Card Agreement dated as of January 6, 1997 (as amended prior to the date hereof, the "Agreement");

     NOW, THEREFORE, for and in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which hereby is acknowledged by the parties hereto, the parties hereto covenant and agree as follows:

     1. AMENDMENTS TO AGREEMENT.

     A new Section 2.20 is hereby added to the Agreement as set forth below:

          2.20 CHARGED-OFF ACCOUNTS. During the term of the Agreement, on the last business day of each calendar month, CB&T shall automatically and without further action or consideration be deemed to, and hereby does, transfer, set over and convey to CompuCredit all of its right, title and interest in and to each Account that has been charged-off as uncollectible during such calendar month in accordance with the policies and procedures specified in the Manual, and, on and after each such date, CompuCredit shall automatically and without further action or consideration be deemed to, and hereby does, assume CB&T's obligations with respect to each such Account. CompuCredit shall pay all transfer taxes, if any, in connection with the conveyances contemplated by this Section 2.20. CB&T and CompuCredit intend that such sale of the Accounts under this Section 2.20 is intended to be an absolute transfer of all of CB&T's interest in, to and under such Accounts, providing CompuCredit with the full benefits of ownership of same, and CB&T and CompuCredit do not intend these transactions to be, or for any purpose to be characterized as, a loan secured by such Accounts. If despite such intention, a court characterizes the sale of Accounts hereunder as a loan rather than an absolute transfer, then this Agreement shall be deemed to be, and hereby is a security agreement, within the meaning of the Uniform Commercial Code in effect in any relevant jurisdiction, and CB&T hereby grants to CompuCredit, a first priority perfected security interest in, to and under all of CB&T's right, title and interest in, to and under each and every Account transferred to CompuCredit pursuant to this Section 2.20, whether now existing or hereafter acquired or arising for the purpose of securing CompuCredit's rights under this Agreement.

     2. EFFECT OF AMENDMENT. Except as set forth expressly hereinabove, all terms of the Agreement shall be and remain in full force and effect, and shall constitute the respective legal, valid, binding and enforceable obligations of the parties thereto. The amendments contained herein shall be deemed to have prospective application only, unless otherwise specifically stated herein.

     3. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

     4. SECTION REFERENCES. Section titles and references used in this Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto evidenced hereby.

     5. GOVERNING LAW. This Amendment shall be governed by and construed and interpreted in accordance with, the laws of the State of Georgia.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be duly executed, under seal, by its duly authorized officer as of the day and year first above written.


                                     COLUMBUS BANK & TRUST COMPANY


                                     By:____________________________
                                         Title:

                                                                    (SEAL)

                                     COMPUCREDIT CORPORATION


                                     By:____________________________
                                         Title:

                                                                    (SEAL)

                                     COMPUCREDIT ACQUISITION CORPORATION

                                     By:____________________________
                                         Title:

                                                                    (SEAL)

Received and Acknowledged:

Bankers Trust Company, as Trustee

By:___________________________
   Name:
   Title:

                      AMENDMENT TO AFFINITY CARD AGREEMENT

     THIS AMENDMENT TO AFFINITY CARD AGREEMENT (this "Amendment") is dated as of July 14, 2000, among COLUMBUS BANK AND TRUST COMPANY ("CB&T"), COMPUCREDIT CORPORATION ("COMPUCREDIT") and COMPUCREDIT ACQUISITION CORPORATION ("CAC");


                              W I T N E S S E T H :

     WHEREAS, CB&T, CompuCredit and CAC are parties to that certain Affinity Card Agreement dated as of January 6, 1997, (as amended prior to the date hereof the "Agreement");

     WHEREAS, CB&T, CompuCredit and CAC wish to amend certain provisions of the Agreement in order to allow CompuCredit to perform certain services with respect to MasterCard credit cards issued by CB&T to certain consumers with whom CompuCredit has certain relationships, subject to the terms and conditions hereof;

     NOW, THEREFORE, for and in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which hereby is acknowledged by the parties hereto, the parties hereto covenant and agree as follows:

          1. AMENDMENTS TO AGREEMENT.

     (a) Each of the following definitions set forth in Section 1.1 of the Agreement is amended and restated in its entirety as set forth below in proper alphabetical order:

          "Credit Card" or "Card" shall mean each Visa Card and MasterCard issued by CB&T which is identified by the bank identification numbers specified on Schedule A hereto, as such Schedule A may be amended from time to time.

     (b) The following new definitions are hereby added to Section 1.1 of the Agreement in proper alphabetical order:

          "Alternative Logo" shall mean a logo and/or trademark requested by CompuCredit for a Credit Card in addition to Aspire.

     (c) Section 2.1 of the Agreement is amended and restated in its entirety as set forth below:

          2.1 ISSUANCE OF CREDIT CARDS. CB&T shall issue Credit Cards to each applicant for a Card who qualifies for such type of Card under the Credit Criteria (as defined in Section 2.3 hereof). CB&T shall extend credit with respect to said Credit Cards, and CompuCredit shall not be considered a creditor on any Credit Card Account for any purpose whatsoever. Subject to the Operating Regulations (as defined in Section 2.11 hereof) and the terms of Section 2.9 herein, each Credit Card shall have the name, logo and/or trademark of Aspire Card or an Alternative Logo on the front thereof and shall be of a design approved by CB&T, CompuCredit and Visa or MasterCard, as applicable.

     (d) Section 2.7(d) of the Agreement is amended and restated in its entirety as set forth below:

          (d) Any rebates, marketing fees, revenues or other fees or discounts that are paid or granted by VISA or MasterCard to CB&T with respect, or apportionable, to Accounts shall be paid over to CompuCredit as additional consideration under this Agreement net of, with respect to VISA, any Visa Base 1 or Base 2 billings to CB&T, or with respect to MasterCard, any INET or INAS, with respect, or apportionable, as to each, to Accounts.

     (e) Section 2.11 of the Agreement is amended and restated in its entirety as set forth below:

          2.11 Visa and MasterCard Memberships. At all times during the term of this Agreement, CB&T shall use its best efforts to maintain its membership in Visa and MasterCard. CB&T shall be responsible for making all reports to Visa and MasterCard which may be required by its membership therein. CB&T will comply with the operating rules and regulations of each of Visa and MasterCard (with respect to each, its "Operating Regulations") in connection with the Program. However, if CB&T loses its membership in Visa or MasterCard, CompuCredit may terminate this agreement and the Facilities Management Services Agreement without any termination fee.

     (f) Schedule A attached to this Amendment is hereby attached to the Agreement as Schedule A to the Agreement.

     2. EFFECT OF AMENDMENT. Except as set forth expressly hereinabove, all terms of the Agreement shall be and remain in full force and effect, and shall constitute the respective legal, valid, binding and enforceable obligations of the parties thereto. The amendments contained herein shall be deemed to have prospective application only, unless otherwise specifically stated herein.

     3. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

     4. SECTION REFERENCES. Section titles and references used in this Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto evidenced hereby.

     5. GOVERNING LAW. This Amendment shall be governed by and construed and interpreted in accordance with, the laws of the State of Georgia.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be duly executed, under seal, by its duly authorized officer as of the day and year first above written.

                                     COLUMBUS BANK & TRUST COMPANY


                                     By:_____________________________
                                         Title:

                                                                 (SEAL)

                                     COMPUCREDIT CORPORATION


                                     By:_____________________________
                                         Title:

                                                                 (SEAL)

                                     COMPUCREDIT ACQUISITION CORPORATION


                                     By:_____________________________
                                     Title:

                                                                 (SEAL)

                                   SCHEDULE A


Bank Identification Numbers:  413481
                              456419
                              456420
                              479106
                              479107
                              433197
                              522219
                              522220
                              512070
                              435181
                              433139
                              413480

                      AMENDMENT TO AFFINITY CARD AGREEMENT
                  AND FACILITIES MANAGEMENT SERVICES AGREEMENT

     This is an Amendment (this "Amendment"), dated as of September 29, 2000, to that certain Affinity Card Agreement (the "Affinity Agreement"), dated as of January 6, 1997, as heretofore amended, by and among Columbus Bank & Trust Company ("CB&T"), CompuCredit Acquisition Corporation, a Nevada corporation ("CompuCredit Acquisition") and CompuCredit Corporation, a Georgia corporation ("CompuCredit"), and to that certain Facilities Management Services Agreement (the "Facilities Agreement"), dated as of August 1, 1998, as heretofore amended, by and between CB&T and CompuCredit.

                                    RECITALS

     A. From time to time CB&T and CompuCredit Acquisition may enter into transactions with third parties (each a "Seller") pursuant to which CB&T as purchaser would purchase from such Seller only credit card accounts which have no debit or credit balances ("zero balance accounts") and related assets. (Such transactions may also include, and as used herein, "zero balance accounts" shall also mean, any accounts which in fact have debit or credit balances, if they are the subject of such a transaction which has as its purpose the acquisition of only accounts with no debit or credit balances and which provides for the repurchase by Seller from CB&T of accounts which are determined to have had a debit or credit balance as of the relevant time.) Such agreement as may be entered into among CB&T, CompuCredit Acquisition and the Seller relating to any such transaction is referred to herein as the "Sale and Purchase Agreement". Any assignment and assumption agreement, and any other agreements and instruments (except for this Amendment) to which CB&T may become a party in connection with each such acquisition of zero balance accounts, are hereinafter referred to collectively as the "Related Agreements".

     B. This Amendment sets forth certain agreements between CB&T, CompuCredit and CompuCredit Acquisition: (i) with respect to the status under the Affinity Agreement and Facilities Agreement of the zero balance accounts purchased in the closing of any such Sale and Purchase Agreement, and of future receivables arising pursuant thereto; and (ii) otherwise pertaining to the respective rights and obligations of CB&T, CompuCredit and CompuCredit Acquisition.

     NOW THEREFORE, for good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, CB&T, CompuCredit and CompuCredit Acquisition agree as follows:

     1. CB&T, CompuCredit and CompuCredit Acquisition agree that CompuCredit and CompuCredit Acquisition shall be jointly and severally liable for all obligations of CompuCredit and/or CompuCredit Acquisition under the Affinity Agreement as herein amended, regardless of whether such obligations are referred to as the obligations of CompuCredit or of CompuCredit Acquisition, or of both such corporations.

     2. (a) CB&T shall have no obligation to purchase any zero balance accounts unless and until CB&T elects in its sole discretion to enter into a Sale and Purchase Agreement with respect thereto, and this Amendment creates no such obligation; but this Amendment shall be deemed an inducement f or CB&T to enter into any such Sale and Purchase Agreements (and any Related Agreements) as CB&T may elect to enter into. In the event CB&T purchases zero balance accounts ("Acquired Accounts") pursuant to a Sale and Purchase Agreement, CompuCredit Acquisition hereby irrevocably and unconditionally agrees that it shall, at the Closing of said purchase ("Closing") and simultaneously therewith, pay CB&T, in immediately available funds, an amount equal to ____% of the purchase price required to be paid by CB&T at such Closing to the Seller as the purchase price for the Acquired Accounts and any other assets acquired by CB&T from Seller at Closing.

        (b) At CB&T's option, CompuCredit Acquisition's payment of the purchase price as described in Section 2(a) above shall either be by wire transfer to CB&T's account or wire transfer directly to the account of Seller in payment of the purchase price due from CB&T to Seller in connection with the Closing of any Sale and Purchase Agreement.

        (c) With respect to each Sale and Purchase Agreement CB&T elects to enter into, and subject to the repurchase obligations of the Seller thereunder,
(1) each Acquired Account and any other assets acquired by CB&T pursuant to the Sale and Purchase Agreement, shall remain the property of CB&T, and (2) each Acquired Account, and all receivables arising pursuant to such Acquired Account, shall,

          (i) commencing as of the Closing Date, be subject to the terms of the Affinity Agreement, and

          (ii) commencing as of the "Conversion Date" (as defined in the Sale and Purchase Agreement) for that Acquired Account, be subject to the Facilities Agreement, to the extent hereinafter specified in this Amendment.

     3. With respect to each Sale and Purchase Agreement which CB&T elects to enter into, upon completion of the post-Closing settlement between CB&T and Seller (including, without limitation, any repurchase of Acquired Accounts by Seller pursuant to the Sale and Purchase Agreement) adjusting the Purchase Price under the Sale and Purchase Agreement, a like adjustment shall be made in the amount paid by CompuCredit Acquisition to CB&T pursuant to Section 2(a) above and CompuCredit Acquisition or CB&T, as the case may be, shall remit the amount of the adjustment to the other.

     4. With respect to each Sale and Purchase Agreement which CB&T elects to enter into, CB&T hereby covenants and agrees with CompuCredit and CompuCredit Acquisition as follows:

          (a) [Intentionally omitted]

          (b) CB&T shall provide an opinion of counsel (which, at CB&T's option may be in-house counsel of CB&T or of CB&T's parent corporation) dated as of the closing date of the Receivables Purchase Agreement (as hereinafter defined) and addressed to CompuCredit Acquisition, and to such other parties as CompuCredit Acquisition may reasonably request or as may reasonably be required to facilitate the closing of CompuCredit Acquisition's securitization transaction (the "Securitization") relating to CompuCredit Acquisition's interest in the Credit Card Receivables arising pursuant to the Acquired Accounts and sold from time to time by CB&T to CompuCredit Acquisition; such opinion to be in form and substance mutually agreed upon between CB&T and CompuCredit Acquisition and relating to

               (i) CB&T's due organization and good standing as a Georgia state-chartered bank, and

               (ii) CB&T's corporate power and authority to enter into and perform its obligations under the Receivables Purchase Agreement (as hereinafter defined), and

               (iii) the due authorization, execution and delivery by CB&T of the Receivables Purchase Agreement, and

               (iv) CB&T's corporate power and authority to enter into and perform its obligations under the subservicer Letter Agreement (as hereinafter defined); and

               (v) the due authorization, execution and delivery by CB&T of the Subservicer Letter Agreement; and

               specifying, to such counsel's knowledge, whether

               (vi) no consent, approval, authorization or order of any governmental agency or body was or is required for the execution and delivery by CB&T of the Receivables Purchase Agreement or the performance by CB&T of its obligations thereunder, except such as have been obtained and the filing of Uniform Commercial Code financing statements relating to the Purchased Assets (as such term is defined in the Receivables Purchase Agreement); and

               (vii) neither the execution and delivery of the Receivables
                     Purchase Agreement by CB&T nor the performance by CB&T of the transactions therein contemplated, nor the fulfillment of the terms thereof by CB&T did or will (A) result in any violation of any statute or regulation or any order or decree of any court or governmental authority binding upon CB&T or its property, or
                    (B) conflict with, or result in a breach or violation of any term or provision, or result in a default under any of the terms and provisions, of CB&T's articles of incorporation or by-laws or any material indenture, loan agreement or other material agreement known to such counsel to which CB&T is a party or by which CB&T is bound; and

             (viii) there are no legal governmental proceedings pending (or, if to such counsel's knowledge any are pending, listing
                    same) to which CB&T is a party or subject which, individually or in the aggregate would have a material adverse effect on the ability of CB&T to perform its obligations under the Receivables Purchase Agreement, or which assert the invalidity thereof, or which seek to prevent any of the transactions contemplated thereby.

          (c) Notwithstanding anything else to the contrary, CB&T hereby consents to the transfer and assignment, prior to the "Conversion Date" (as defined in such Sale and Purchase Agreement), for each Acquired Account, of all of its interest in such Acquired Account, and its rights and obligations with respect to such Acquired Account under that Sale and Purchase Agreement, to any third party designated by CompuCredit or CompuCredit Acquisition; provided, however, that such assignment shall not affect the rights of CB&T for any indemnification, or the rights of CB&T under the section of the Sale and Purchase Agreement captioned "No Proceedings or Claims." It is further agreed that, notwithstanding any inconsistent provisions in the section of any Sale and Purchase Agreement captioned "Consent of

          Purchaser", CB&T's consent shall be limited to that set forth herein.

          (d)  CB&T agrees, in connection with the Securitization,

               (i) to execute and deliver a receivables purchase agreement ("Receivables Purchase Agreement"), and

               (ii) to execute and deliver a subservicer letter agreement
                    ("Subservicer Letter Agreement"),

               in each case in substantially the form as the comparable Receivables Purchase Agreement executed by CB&T as of April 17, 1998, as amended, and the comparable subservicer letter agreement executed as of October 14, 1999 as amended, but both revised to reflect (i) in any representations or warranties of CB&T any changed circumstances the failure to reflect which would make such representation or warranty untrue as of the date of execution of such Receivables Purchase Agreement, and
               (ii) that each

               Acquired Account either has no debit or credit balances prior to the "Conversion Date" (as defined in the applicable Sale and Purchase Agreement) for that Acquired Account or, if it has such balances, is to be repurchased (together with such balances) by the Seller, and (iii) changes, if any, that CB&T reasonably deems appropriate in connection with those Sale and Purchase Agreements with respect to which the Seller is not required to execute and file financing statements evidencing the purchase by CB&T of the Acquired Accounts.

          (e) Upon the reasonable request of CompuCredit or CompuCredit Acquisition, CB&T agrees to cooperate with and assist CompuCredit and CompuCredit Acquisition in consummating the Securitization, such cooperation and assistance to be provided at the expense of CompuCredit and CompuCredit Acquisition.

     5. Commencing following the Closing of the purchase by CB&T from any Seller of Acquired Accounts and subject to the repurchase obligations of the Seller under the Sale and Purchase Agreement,

          (a) "Credit Card Receivables" as defined in the Affinity Agreement shall include all amounts owing to CB&T on the Acquired Accounts including, without limitation, principal balances from outstanding purchases and cash advances, accrued finance charges, late charges, returned check charges and any other charges and fees, whether or not billed, as of the close of business on a given day, less any payments and credits received in respect of the Acquired Accounts prior to the close of business on such day,

          (b) each of the Acquired Accounts shall be considered a "Credit Card Account" or "Account" pursuant to the Affinity Agreement,

          (c) each credit card associated with the Acquired Accounts shall be considered a "Credit Card" or "Card" pursuant to the Affinity Agreement,

          (d) each individual in whose name an Acquired Account is established shall be considered a "Cardholder" under the Affinity Agreement,

          (e) each agreement between CB&T and a Cardholder for the extension of credit in connection with an Acquired Account shall be considered a "Cardholder Agreement" under the Affinity Agreement,

          (f) the net outstanding book principal balances of new purchases and cash advances made on the Acquired Accounts on and after the Closing Date shall be considered "Program Receivables" pursuant to the Affinity Agreement,

          (g) on and after the "Conversion Date" (as defined in the Sale and Purchase Agreement) for each Acquired Account, such Acquired Account shall be considered an "Account" pursuant to the Facilities Agreement, and

          (h) on and after the "Conversion Date" (as defined in the Sale and Purchase Agreement) for each Acquired Account, each credit card associated with such Acquired Account shall be considered a "CompuCredit Card" pursuant to the Facilities Agreement, and, as such, each of the foregoing shall be subject to the various agreements of the parties applicable thereto pursuant to those terms and conditions of the Affinity Agreement and Facilities Agreement as are not inconsistent with the terms of this Amendment, but the terms of this Amendment shall control to the extent of any inconsistency; provided, however, that any receivables arising in the Acquired Accounts will be purchased by CompuCredit Acquisition.

     6. Notwithstanding any provision of the Affinity Agreement or of the Facilities Agreement or of any Sale and Purchase Agreement or of any Related Agreement to the contrary, except as expressly stated below in Section 8:

                  (a) Program Receivables and any other Credit Card Receivables arising pursuant to the Acquired Accounts and sold from time to time by CB&T to CompuCredit Acquisition or to any third party designated by CompuCredit or CompuCredit Acquisition, shall be so sold without recourse to CB&T; and

                  (b) Any Acquired Accounts as may be sold by CB&T to CompuCredit Acquisition or to any third party designated by CompuCredit or CompuCredit Acquisition, shall be so sold without recourse to CB&T; and

                  (c) CB&T makes no representation or warranty and shall have no obligation to CompuCredit or CompuCredit Acquisition (including but not limited to any obligation to indemnify or hold harmless CompuCredit or CompuCredit Acquisition or any other person) , (i) with respect to any matter or condition (regardless of when asserted or discovered) wholly or partly relating to, or having its origins in, the period prior to the "Settlement Date", as defined in the Sale and Purchase Agreement, or (ii) with respect to any other matter to which the indemnification obligations of CompuCredit and CompuCredit Acquisition under Section 7 below are applicable.

     7. Notwithstanding any provision of the Affinity Agreement or of the Facilities Agreement or of any Sale and Purchase Agreement or any Related Agreement to the contrary, CompuCredit and CompuCredit Acquisition hereby jointly and severally agree to indemnify and hold harmless, CB&T and its parent and affiliated corporations, and each of their directors, officers, employees, agents and affiliates and permitted assigns (the "Indemnified CB&T Parties"), from and against any and all existing and future claims, demands, fines, taxes, penalties, damages, liabilities, losses (which shall include, but not be limited to, all "Losses" as that term is defined in the existing indemnification provisions of the Affinity Agreement), costs, and expenses of any kind whatsoever (including but not limited to reasonable attorneys' and accountants' fees), arising out of or relating to each Sale and Purchase Agreement or any Related Agreements or any of the transactions contemplated therein or herein or any of the Acquired Accounts or any receivables related to the Acquired Accounts, and including, without limiting the generality of the foregoing:

                  (a) taxes of any kind (including but not limited to "Taxes" as defined in the Sale and Purchase Agreement), whether accruing under the terms of the Sale and Purchase Agreement or any Related Agreements, or as a result of any of the transactions contemplated therein or herein;

                  (b) any obligations of CB&T paid or incurred pursuant to the Sale and Purchase Agreement or any of the Related Agreements, and any claims, defenses or offsets of any kind asserted by the Seller or by any other person, under or in connection with the Sale and Purchase Agreement, or under or in connection with any Related Agreements, and including without limitation claims asserted under or in respect of any provisions pursuant to which CB&T assumes any liabilities or makes any representations or warranties or agrees to provide indemnification or otherwise undertakes any obligation;

                  (c) claims, defenses or offsets of any kind asserted by or on behalf of any cardholders or guarantors under any of the Acquired Accounts;

                  (d) claims or demands of regulatory or administrative agencies with respect to the Sale and Purchase Agreement or any Related Agreements or the transactions contemplated therein or herein (except to the extent CB&T shall have breached any of its representations set forth in Section 8 hereof and the claim or demand of the regulatory or administrative agency directly results from the state of affairs to which such breach relates), or with respect to any of the Acquired Accounts;

                  (e) any losses on any of the Acquired Accounts or any receivables related to the Acquired Accounts, including but not limited to credit losses and fraud losses and losses stemming from Sale and Purchase Agreements with respect to which the Seller is not required to execute and file financing statements evidencing the purchase by CB&T of the Acquired Accounts; and

                  (f) conversion costs and expenses, and any other costs and expenses incurred under or in connection with the negotiation, execution, delivery and performance of the Sale and Purchase Agreement and any Related Agreements;

PROVIDED, HOWEVER, that neither CompuCredit nor CompuCredit Acquisition shall have any obligation to indemnify any CB&T Indemnified Party for a loss amount claimed under this Section 7 if CB&T shall have breached any of its representations set forth in Section 8 of this Amendment and the loss in question directly results from the state of affairs to which such breach relates.

     The indemnification provided for in this Section 7 shall be in addition to, and not in limitation of, any indemnification obligations of CompuCredit or CompuCredit Acquisition under the existing provisions of the Affinity Agreement or the Facilities Agreement. Further, CB&T, at its option, may elect to have the section of the Affinity Agreement entitled "Procedures for Indemnification" apply to any and all matters for which indemnification is provided pursuant to this Section 7.

     CompuCredit and CompuCredit Acquisition shall provide copies of their financial statements to CB&T on a quarterly basis.

     8. CB&T represents to CompuCredit and CompuCredit Acquisition that, as of the time of execution and delivery by CB&T of each Sale and Purchase Agreement CB&T elects to enter into:

          (a) CB&T is a state-chartered bank, validly existing and in good standing under the laws of the State of Georgia.

          (b) CB&T has all necessary corporate power and authority to enter into such Sale and Purchase Agreement, and the Assignment and Assumption Agreement referred to therein, and to perform all of the obligations to be performed by it under said Agreements. Such Sale and Purchase Agreement and Assignment and Assumption Agreement and the consummation by CB&T of the transactions contemplated thereby have been duly and validly authorized by all necessary corporate action of CB&T. Such Sale and Purchase Agreement has been duly executed and delivered by CB&T. Such Sale and Purchase Agreement and Assignment and Assumption Agreement, once duly executed and delivered by all parties thereto, shall constitute the valid and binding obligations of CB&T, enforceable against CB&T in accordance with their respective terms (except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium, receivership, conservatorship, the rights and obligations of receivers and conservators of insured depository institutions under 12 U.S.C.ss.1821(d) and (e) and other laws relating to or affecting creditors, rights generally and by general equity principles).

          (c) To CB&T's knowledge, neither the execution and delivery of such Sale and Purchase Agreement and the Assignment and Assumption Agreement referred to therein, by CB&T nor the consummation of the transactions contemplated thereby by CB&T will (i) conflict with, result in the breach of, constitute a default under, or accelerate the performance required by, the terms of any order, law, regulation, contract, instrument or commitment to which CB&T is a party or by which CB&T is bound, (ii) violate the organizational document of CB&T, (iii) require any consent, approval, authorization or filing (other than UCC financing statement filings) under any law, regulation, judgment, order, writ, decree, permit or license to which CB&T is a party or by which CB&T is bound, or
               (iv) require the consent or approval of any other party to any contract, instrument or commitment to which CB&T is a party or by which CB&T is bound, other than the approvals of regulatory authorities, if any, which have been obtained or will be obtained prior to or on the Closing Date of such Sale and Purchase Agreement. To CB&T's knowledge, CB&T is not subject to any agreement or understanding with any regulatory authority which would prevent the consummation by CB&T of the transactions contemplated by such Sale and Purchase Agreement and the Assignment and Assumption Agreement referred to therein.

          (d) CB&T has not agreed to pay any fee or commission to any agent, broker, finder, or other person for or on account of services rendered as a broker or finder in connection with such Sale and Purchase Agreement or the transactions contemplated thereby which would give rise to any valid claim against the Seller under such Sale and Purchase Agreement for any brokerage commission or finder's fee or like payment.

          (e) To CB&T's knowledge, there is no federal or state statute, rule or regulation, or order or rule of any federal or state regulatory agency, which would prevent CB&T from purchasing the Acquired Accounts or other assets to be acquired by CB&T pursuant to such Sale and Purchase Agreement.

          (f) CB&T is qualified to participate in, and is a member in good standing of, the Visa and MasterCard credit card programs.

As used in the foregoing representations, CB&T's knowledge refers to the actual knowledge of any of CB&T's officers; accordingly, for all purposes of this Amendment representations made above "To CB&T's knowledge" shall be deemed to have been breached only if the matters so represented are not true within the actual knowledge of said officers at the time as of which such representations are made as hereinabove set forth.

     9. The provisions of this Amendment shall survive the execution, delivery and termination or expiration of each Sale and Purchase Agreement and any Related Agreements, the Closing of each Sale and Purchase Agreement, the execution, delivery, and termination or expiration of the Receivables Purchase Agreement and Subservicer Letter Agreement and any related transactions, the execution, delivery and termination or expiration of any other transactions relating to the securitization or other disposition of any of the Acquired Accounts or any receivables arising pursuant to any of the Acquired Accounts, the conversion of Acquired Accounts to CB&T's system, the expiration or termination of the Affinity Agreement, and the expiration or termination of the Facilities Agreement.

     10. In the event of any inconsistency between any provisions of this Amendment and any provisions of;

          (a) the existing Affinity Agreement or the existing Facilities Agreement, or

          (b)  any Sale and Purchase Agreement, or

          (c)  any of the Related Agreements, or

          (d) any other agreements to which CB&T and/or CompuCredit or CompuCredit Acquisition may now or hereafter be a party to the extent such agreements affect any matters which are the subject of Sections 6, 7 and 9 of this Amendment, the provisions of this Amendment shall control to the extent of such inconsistency.

     11. The invalidity or unenforceability of any provision of this Amendment shall not affect the validity or enforceability of any other provision.

     12. Except as herein amended, the Affinity Agreement and Facilities Agreement shall continue in effect in accordance with their respective terms.



        IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date set forth above.

CB&T                                      CompuCredit:

COLUMBUS BANK AND TRUST                   COMPUCREDIT CORPORATION
COMPANY

By:________________________               By:____________________________


CompuCredit Acquisition:

COMPUCREDIT ACQUISITION CORPORATION


By:________________________


                      AMENDMENT TO AFFINITY CARD AGREEMENT

     THIS AMENDMENT TO AFFINITY CARD AGREEMENT (this "Amendment") is dated as of December 1, 2000, among COLUMBUS BANK AND TRUST COMPANY ("CB&T"), COMPUCREDIT CORPORATION ("COMPUCREDIT") and COMPUCREDIT ACQUISITION CORPORATION ("CAC");


                              W I T N E S S E T H :

     WHEREAS, CB&T, CompuCredit and CAC are parties to that certain Affinity Card Agreement dated as of January 6, 1997, (as amended prior to the date hereof, the "Agreement");

     WHEREAS, CB&T and CompuCredit are parties to that certain Facilities Management Services Agreement dated as of August 1, 1998 (as amended, the "Facilities Agreement");

     WHEREAS, CB&T and CompuCredit and CAC wish to amend the Agreement to extend the term thereof, to provide for certain revised fees to be paid by CompuCredit, and to make certain other changes, all as hereinafter set forth;

     NOW, THEREFORE, for and in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which hereby is acknowledged by the parties hereto, the parties hereto covenant and agree as follows:

     1. AMENDMENTS TO AGREEMENT. The Agreement is hereby amended as follows:

     (a) Reference is made to the "Amendment to Affinity Card Agreement" dated as of August 1, 1998 (the "August 1, 1998 Amendment"). Effective commencing on December 1, 2000:

           (i) References in this Amendment and in the August 1, 1998 Amendment to the "Affinity Agreement" shall be understood to be mean the Agreement, as amended hereby and from time to time hereafter.

          (ii) Paragraphs 1.a, 1.b, 1.c, 1.d and 1.e of the August 1, 1998 Amendment are deleted, and the following new provision shall be substituted therefor: "The expiration date of the Initial Term of the Affinity Agreement pursuant to Section 8.1(a) thereof shall be December 31, 2003."

         (iii) Paragraph 4 of the August 1, 1998 Amendment shall be replaced by the following: "Without limitation as to any other provisions of the Affinity Agreement which may operate so as to terminate CB&T's obligations to maintain any Accounts or to fulfill any other obligations of CB&T pursuant to the Affinity Agreement, it is expressly agreed that any such obligations of CB&T under the Affinity Agreement shall in no event continue beyond the earlier of (i) the expiration of the Initial Term of the

               Affinity Agreement, or (ii) the termination for any reason of the Facilities Agreement (which termination shall automatically terminate the Affinity Agreement on the same date)."

          (iv) Paragraph 1.h of the August 1, 1998 Amendment shall read as follows: "In addition to all other amounts of any kind required to be paid to CB&T pursuant to the Affinity Agreement, in the event the Affinity Agreement terminates prior to December 31, 2003 for any reason other than a termination by CompuCredit pursuant to Section 8.1(b)(i)(A), 8.1(b)(i)(B), 8.1(b)(i)(C) or
               2.11 of the Affinity Agreement, then CompuCredit shall pay CB&T, on the date of termination, a termination fee of (a) $__________, if the date of termination is on or prior to December 31, 2002 and (b) if the date of termination is after December 31, 2002, an amount equal to $________ multiplied by the number of months and partial months remaining between the date of termination and December 31, 2003."

          (v) Termination of the Affinity Agreement shall not terminate CompuCredit's obligation to pay CB&T for all services or other performance and for all expenses incurred under or in connection with the Affinity Agreement, whether performed or incurred before or after such termination.

     (b) Effective commencing on January 1, 2001, the following additional changes shall apply:

          (i) Exhibit 1 to the August 1, 1998 Amendment is deleted, and paragraph 2 of the August 1, 1998 Amendment is amended to read as follows: "In addition to all other amounts of any kind required to be paid to CB&T pursuant to the Affinity Agreement, CompuCredit shall pay CB&T a fee of $_________ per month, for each month beginning with January, 2001 and continuing thereafter until the termination of the Affinity Agreement and for so long thereafter as CB&T is providing any services or other performance under or in connection with the Affinity Agreement. CB&T will issue monthly invoices for the fee and CompuCredit will pay each such invoice within 15 days of receipt thereof."

          (ii) The following new provisions are added to the Affinity Agreement:
               "In addition to all other amounts of any kind required to be paid to CB&T pursuant to the Affinity Agreement, CompuCredit shall pay CB&T (a) an item processing fee of $____ for each transaction through CompuCredit's (or any of CompuCredit's affiliates') deposit accounts processed by CB&T on or after January 1, 2001, and (b) CB&T's charges for provisionally crediting to CompuCredit's account uncollected funds, such charges to be calculated, commencing January 1, 2001, in the manner described in EXHIBIT I attached to this Amendment. Such item processing fees (for illustrative purposes, EXHIBIT II attached to this Amendment sets forth the historical monthly transaction volume, for the preceding 12 months, to which the $____ item processing fee would have applied had the fee been in effect for that period) and charges for provisionally crediting uncollected funds, will be computed by CB&T and invoiced monthly, and shall be due and payable by CompuCredit within 15 days following receipt by CompuCredit of each such invoice."

          (iii) Section 3.3 of the Agreement shall be revised by changing "$_________" to "$_________".

     (c) With regard to the Gramm-Leach-Bliley Act and regulations thereunder and any other applicable federal or state laws or regulations which impose obligations on CB&T with respect to the privacy and security of customer and consumer information, including any such obligations which impose limitations on rights otherwise afforded CompuCredit or CAC in or to such consumer and customer information pursuant to the Affinity Agreement or any other agreement, the parties agree that any provisions of the Affinity Agreement and any such other agreement, which conflict with any such applicable obligations or limitations, or which fail to reflect any such applicable obligations or limitations the reflection of which in the Affinity Agreement or any such other agreement is mandatory under applicable law, shall be deemed amended to the extent necessary (but only to the extent necessary) to eliminate any such conflict or failure. Access to customer and consumer information by CompuCredit and CAC, and use or disclosure by CompuCredit and CAC of customer and consumer information to which either has access, shall be subject to all such applicable privacy obligations and limitations. Costs incurred by CB&T from time to time in complying with such obligations in relation to Accounts, Cardholders and prospective Cardholders, shall be reimbursed by CompuCredit upon issuance by CB&T of its invoices therefor. CB&T will adopt such changes, if any, as CB&T in its reasonable opinion deems advisable to the Manual and/or to any other operating procedures applicable to services performed under the Affinity Agreement or the Facilities Agreement, to modify the procedures reflected therein to conform to any such applicable obligations or limitations, and will promptly advise CompuCredit when and as such changes, if any, are adopted.

     2. EFFECT OF AMENDMENT. Except as set forth expressly hereinabove, all terms of the Agreement shall be and remain in full force and effect, and shall constitute the respective legal, valid, binding and enforceable obligations of the parties thereto.

     3. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

     4. SECTION REFERENCES. Section titles and references used in this Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto evidenced hereby.

     5. GOVERNING LAW. This Amendment shall be governed by and construed and interpreted in accordance with, the laws of the State of Georgia.



     IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be duly executed, under seal, by its duly authorized officer as of the day and year first above written.


                                 COLUMBUS BANK & TRUST COMPANY


                                 By:_______________________________
                                     Title:

                                                                 (SEAL)

                                 COMPUCREDIT CORPORATION


                                 By:_______________________________
                                     Title:

                                                                 (SEAL)


                                 COMPUCREDIT ACQUISITION CORPORATION


                                 By:_______________________________
                                     Title:

                                                                 (SEAL)

                      AMENDMENT TO AFFINITY CARD AGREEMENT

     THIS AMENDMENT TO AFFINITY CARD AGREEMENT (this "Amendment") is dated as of December 28, 2000, among COLUMBUS BANK AND TRUST COMPANY ("CB&T"), COMPUCREDIT CORPORATION ("COMPUCREDIT") and COMPUCREDIT ACQUISITION CORPORATION ("CAC");


                              W I T N E S S E T H :

     WHEREAS, CB&T, CompuCredit and CAC are parties to that certain Affinity Card Agreement dated as of January 6, 1997, (as amended prior to the date hereof the "Agreement");

     WHEREAS, CB&T, CompuCredit and CAC wish to amend certain provisions of the Agreement as provided herein;

     NOW, THEREFORE, for and in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which hereby is acknowledged by the parties hereto, the parties hereto covenant and agree as follows:

     1. AMENDMENTS TO AGREEMENT.

     (a) Schedule A of the Agreement attached to this Amendment is hereby attached to the Agreement as Schedule A to the Agreement.

     2. EFFECT OF AMENDMENT. Except as set forth expressly hereinabove, all terms of the Agreement shall be and remain in full force and effect, and shall constitute the respective legal, valid, binding and enforceable obligations of the parties thereto. The amendments contained herein shall be deemed to have prospective application only, unless otherwise specifically stated herein.

     3. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

     4. SECTION REFERENCES. Section titles and references used in this Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto evidenced hereby.

     5. GOVERNING LAW. This Amendment shall be governed by and construed and interpreted in accordance with, the laws of the State of Georgia.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be duly executed, under seal, by its duly authorized officer as of the day and year first above written.

                                  COLUMBUS BANK & TRUST COMPANY


                                  By:_________________________________
                                      Title:

                                                                     (SEAL)

                                  COMPUCREDIT CORPORATION


                                  By:_________________________________
                                      Title:

                                                                     (SEAL)

                                  COMPUCREDIT ACQUISITION CORPORATION


                                  By:_________________________________
                                      Title:

                                                                     (SEAL)

                                   SCHEDULE A


Bank Identification Numbers: 413481
                             456419
                             456420
                             479106
                             479107
                             433197
                             522219
                             522220
                             512070
                             435181
                             433139
                             413480
                             410631
                             410632
                             410633
                             410634
                             410635
                             410636
                             410637
                             410638
                             410639
                             414675
                             414676
                             414678
                             414679
                             414680
                             414681
                             414682
                             414683
                             414684
                             414685

                                                                               4
December 1, 2000

Columbus Bank and Trust Company
1148 Broadway, 2nd Floor
Uptown Center
Columbus, Georgia 31901
Attention:  Mr. Fraser Cruickshank

Ladies and Gentlemen:

     Reference is made to (i) the Affinity Card Agreement dated as of January 6, 1997 by and among Columbus Bank and Trust Company ("CB&T"), a Georgia state-chartered bank, CompuCredit Acquisition Corporation, a Nevada corporation ("CAC"), and CompuCredit Corporation ("CompuCredit"), a Georgia corporation (as amended from time to time, the "Affinity Agreement"), and (ii) to the Facilities Management Services Agreement dated as of August 1, 1998 between CompuCredit and CB&T (as amended from time to time, the "Facilities Agreement"). This is to confirm that the term "Program" as defined in the Affinity Agreement does not include any of the services (other than those enumerated under the category "Account Services - Accounting" in Exhibit A to the Facilities Agreement) which have been or shall be performed, or made available, by CB&T pursuant to or in connection with the Facilities Agreement (for purposes of this letter, "Facilities Services"), or any such Facilities Services or similar services as have been or shall be performed by CompuCredit itself or by others pursuant to arrangements with CompuCredit. Accordingly, the representations, warranties and agreements by CB&T pursuant to the Affinity Agreement as they relate to the Program do not include or apply to any such services.

COMPUCREDIT CORPORATION

By: ___________________________________

Title:_________________________________


COMPUCREDIT ACQUISITION CORPORATION

By:____________________________________

Title:_________________________________


Acknowledged and Agreed:

COLUMBUS BANK AND TRUST COMPANY

By:____________________________________

Title:_________________________________